UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2011

CHANTICLEER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220  Elm Lane, Suite 103, Charlotte, NC  28277
(Address of principal executive office) (zip code)

___________________________________________________
(Former address of principal executive offices) (zip code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 7.01                      Regulation FD Disclosure

On March 24, 2011, Chanticleer Holdings, Inc. (the “Company”) issued a press release describing a proposed rights offering.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                      Description

99.1                      Press Release dated March 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 29, 2011	Chanticleer Holdings, Inc.

	By:	/s/ Michael D. Pruitt
Name: Michael D. Pruitt
Title: Chief Executive Officer